UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AMBIENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMBIENT CORPORATION
7 WELLS AVENUE
NEWTON, MA 02459

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting (the “Annual Meeting”) of the stockholders of AMBIENT CORPORATION (the “Company”) will be held at 10:00 a.m. on June 6, 2013 at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 to:

1.	Elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

2.	Approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers;

3.	Determine, in a nonbinding advisory vote, the frequency of the non-binding resolution to approve the compensation of our named executive officers every year, every two years or every three years; and

4.	Transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board of Directors has fixed the close of business on April 19, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

 Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card or on the Notice of Internet Availability of Proxy Materials that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer and President

April 23, 2013

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS AND ANNUAL REPORT

The Company’s proxy materials and Annual Report on Form 10-K are available at https://www.iproxydirect.com/AMBT.

AMBIENT CORPORATION
7 WELLS AVENUE
NEWTON, MA 02459

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on June 6, 2013

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Ambient Corporation, a Delaware corporation (the “Company”), of proxies to be voted at the 2013 Annual Meeting (the “Annual Meeting”) of the Company’s stockholders to be held at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 on June 6, 2013 at 10:00 a.m. and any adjournment(s) thereof.

Pursuant to rules adopted by the SEC, we are providing stockholders with Internet access to our proxy materials. Our Board of Directors has made these proxy materials available to you on the Internet on or about April 23, 2013 at https://www.iproxydirect.com/AMBT which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record and beneficial holders. Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our Annual Meeting. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about April 23, 2013. In addition to our proxy materials being available for review at https://www.iproxydirect.com/AMBT, the site contains instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting our Investor Relations Department at our principal executive offices in Newton, Massachusetts. We will also provide stockholders upon request and free of charge with a copy of our Form10-K for the year ended December 31, 2012 filed with the SEC.

At the Annual Meeting, the stockholders will be asked to:

1.	Elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

2.	Approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers;

3.	Determine, in a nonbinding advisory vote, the frequency of the non-binding resolution to approve the compensation of our named executive officers every year, every two years or every three years; and

4.	Transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the resolution regarding the non-binding advisory vote of the compensation of the Company’s named executive officers; (iii) ”3 YEARS” on the resolution regarding the frequency of the non-binding vote on the compensation of the Company’s named executive officers; and (iv) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on April 19, 2013 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 16,664,553 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders holding a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the shares having voting power present in person or by proxy is required for approval of Proposal No. 1 (election of directors).

The vote regarding compensation of the Company’s named executive officers, as described in the executive compensation tables and accompanying narrative disclosures contained in this proxy statement requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. The vote is advisory and non-binding in nature, but the compensation committee of our Board will take into account the outcome of the vote when considering future executive compensation arrangements.

The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every “1 YEAR”, “2 YEARS”, or “3 YEARS”) by a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting will be the frequency that shareholders approve. The vote is advisory and non-binding in nature, but the Company’s Board of Directors will consider the results of the vote in determining which frequency to adopt.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. None of the specific proposals in this proxy statement are considered “routine.” Therefore, your broker will not have discretionary authority to vote your shares with respect to Proposals No. 1, 2 and 3. A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter. Broker non-votes and abstentions are counted as shares present at the Annual Meeting for purposes of determining a quorum. However, to the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed shares “with voting power” with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to Proposals No. 1, 2 or 3. Abstentions will have the effect of a negative vote.

If you hold shares in a brokerage account, brokers are not entitled to vote on these proposals in the absence of specific client instructions. Stockholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.  To vote shares held in street name at the Annual Meeting, you should contact your broker before the Annual Meeting to obtain a proxy form in your name.

How Can I Vote Without Attending the Annual Meeting?

There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

●
Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 5, 2013. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

●
Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on June 5, 2013. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on June 5, 2013. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

As of the Record Date, Vicis Capital Master Fund held approximately 79.8% of our outstanding shares of Common Stock entitled to vote at the meeting. Accordingly, shares voted by Vicis will be sufficient to carry or reject the proposals.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company’s directors and the Named Executive Officers (as defined below) and (c) all current directors and executive officers of the Company as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Common Stock (2)
Directors and Executive Officers:

John J. Joyce, Chairman of the Board, Chief Executive Officer, President and Director	348,567	(3)	1.9%

Ramdas Rao, Chief Technology Officer and Senior Vice President	322,317	(4)	1.8%

Mark L. Fidler, Chief Financial Officer, Treasurer and Vice President	41,667	(5)	*

Michael Widland, Director	169,733	(6)	*

D. Howard Pierce, Director	168,000	(7)	*

Thomas Higgins, Director	166,000	(8)	*

Francesca E. Scarito, Director	118,000	(9)	*

Shad L. Stastney, Director	––		*

All Directors and executive officers as a group (9 persons) (10)	1,531,618		8.4%

5% Stockholders:

Vicis Capital Master Fund	13,297,584	(11)	79.8%

* Indicates less than 1%.

(1)	Unless otherwise indicated, the address of each person listed is c/o Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants that are currently exercisable or that become exercisable within 60 days following the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(3)
Represents (i) 6,900 shares of common stock, and (ii) 341,667 shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan. Does not include 198,333 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(4)
Represents (i) 10,150 shares of common stock, and (ii) 312,167 shares of common stock issuable upon the exercise of vested options issued under our 2000 Equity Incentive Plan. Does not include 198,333 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(5)
Represents 41,667 shares of common stock issuable upon exercise of vested options issued under our 2000 Equity Incentive Plan. Does not include 38,337 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(6)	Represents (i) 1,333 shares of common stock, and (ii) 168,400 shares of common stock issuable upon the exercise of vested options issued under our 2002 Directors Plan.

(7)	Represents (i) 2,000 shares of common stock, and (ii) 166,000 shares of common stock issuable upon the exercise of vested options issued under our 2002 Directors Plan.

(8)	Represents 166,000 shares of common stock issuable upon exercise of vested options issued under our 2002 Directors Plan.

(9)	Represents 118,000 shares of common stock issuable upon exercise of vested options issued under our 2002 Directors Plan.

(10)
Represents (i) 20,383 shares of common stock, (ii) 892,835 shares of common stock issuable upon exercise of vested options issued under our 2000 Equity Incentive Plan, and (iii) 618,400 shares of common stock issuable upon exercise of vested options issued under the 2002 Directors Plan. Does not include 589,165 shares of common stock issuable upon exercise of unvested options issued under our 2000 Equity Incentive Plan.

(11)
Represents (i) 13,297,084 shares of common stock, and (ii) 500 shares of common stock issuable upon exercise of warrants. All securities are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own shares held by Vicis Capital Master Fund and any shares issuable to Vicis Capital Master Fund upon exercise of the warrants within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time. Vicis Capital LLC disclaims beneficial ownership of any shares reported herein. Shad L. Stastney, a member of our Board of Directors and a founder and principal of Vicis Capital LLC, John Succo and Sky Lucas share voting and dispositive control of these securities. No single natural person can exercise voting or investment power with respect to the securities owed by Vicis Capital Master Fund and investment decisions with respect to these securities are made by a majority of these persons.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Financial Officer and our other most highly compensated executive officers whose total compensation exceeded $100,000 during 2012, which we refer to collectively as our "Named Executive Officers."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Other Compensation ($)(2)	Total ($)

John J. Joyce,	2012	383,253	140,000	-	31,894	555,147
Chairman of the Board, Chief Executive Officer,	2011	380,956	150,000	1, 050,159	35,894	1,617,009
President and Director

Ramdas Rao,	2012	281,242	110,000	-	20,769	412,001
Chief Technology Officer and Senior Vice President	2011	278,231	120,000	1,050,159	11,500	1,459,890

Mark L. Fidler	2012	251,108	75,000	-	10,000	336,108
Chief Financial Officer, Treasurer and Vice President	2011	132,692	40,000	349,836	-	522,528

(1)
Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to employee stock options granted under our 2000 Equity Incentive Plan. The assumptions used to calculate the fair value of stock option grant are set forth in Note 10 (Stock Based Compensation) to our financial statements, which are included in the Annual Report on Form 10-K.  The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise.

(2)
Represents the Company’s matching contribution to the Company’s Simple IRA Plan in 2011 and the Company’s 401(k) Plan in 2012, for John J. Joyce, three weeks paid vacation time, and for Ramdas Rao two weeks paid vacation time, the payout of which is not generally available to our salaried employees.

Grants of Plan-Based Awards for Year Ended December 31, 2012

There were no grants of options to any of our Named Executive Officers during the year ended December 31, 2012.

Outstanding Equity Awards at December 31, 2012

The following table sets forth information concerning equity awards held by each of our Named Executive Officers as of December 31, 2012.

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

John J. Joyce,	10,000		$20.00	1/26/2014
Chairman of the Board, Chief Executive Officer, President and Director	5,000		$30.00	7/20/2014
	5,000		$50.00	7/20/2014
	25,000		$4.50	11/15/2017
	45,000		$3.50	1/13/2019
	110,000		$12.00	10/18/2020
	113,334		$6.30	12/20/2021
		113,333	$6.75	12/20/2021
		113,333	$7.25	12/20/2021

Ramdas Rao,	8,000		$20.00	1/26/2014
Chief Technology Officer and Senior Vice President	3,750		$20.00	8/11/2014
	3,750		$20.00	8/11/2014
	10,000		$4.50	11/15/2017
	45,000		$3.50	1/13/2019
	100,000		$12.00	10/18/2020
	113,334		$6.30	12/20/2021
		113,333	$6.75	12/20/2021
		113,333	$7.25	12/20/2021

Mark L. Fidler	10,000	10,000	$7.50	6/22/2021
Chief Financial Officer, Treasurer and Vice President	12,500	17,500	$10.40	8/4/2021
	10,000		$6.30	12/20/2021
		10,000	$6.75	12/20/2021
		10,000	$7.25	12/20/2021

Option Exercises and Stock Vested in 2012

None of our Named Executive Officers acquired shares upon exercise of options, or had any stock awards vest, during 2012.

Employment Agreements

We and John J. Joyce entered into an amended and restated employment agreement dated as of December 30, 2008 pursuant to which Mr. Joyce serves as our Chief Executive Officer. Under the agreement, Mr. Joyce is paid an annual salary, subject to an annual review and adjustments, which in 2012 was $379,500. By its terms, the agreement provided for an initial term ending December 31, 2010. After expiration of the initial term, the agreement automatically renews for successive two-year terms unless terminated by us upon written notice given not less than 90 days prior to the expiration of the then-current term. As no such notice has been given, the agreement remains in effect through December 31, 2014. The agreement also contains certain provisions for early termination, including in the event of a change in control, which may result in a severance payment equal to two years of base salary then in effect and the continuation of certain benefits. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

We and Ramdas Rao entered into an amended and restated employment agreement dated as of June 2, 2008, pursuant to which Mr. Rao serves as our Senior Vice President and Chief Technology Officer. Under the agreement for 2012, Mr. Rao is paid an annual salary of $280,000.  The employment agreement had an initial term that extended through December 31, 2009, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term. The agreement also contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

We and Mark Fidler entered into an employment agreement dated as of August 4, 2011, pursuant to which is  he is paid an annual salary of $250,000. The agreement also contains certain provisions for termination by the Company without cause and/or termination by the Employee for Good Reason (as defined in the agreement), which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.” The agreement also contains certain provisions for termination, which may result in a severance payment equal to one year of base salary then in effect. These severance benefits are discussed in more detail below under “Potential Payments upon Change of Control or Termination following a Change of Control.”

Each of these agreements includes certain confidentiality and non-compete provisions that prohibit the executive from competing with us for one year, or soliciting our employees for one year, following the termination of his employment.

 Potential Payments upon Change of Control or Termination following a Change of Control

Automatic Acceleration of Vesting Following a Change of Control. The following table summarizes the intrinsic value (that is, the value based upon our closing stock price on December 31, 2012 of $3.01, less any applicable exercise price) of stock options of our Named Executive Officers that would become exercisable or vested as a result of a change of control as of December 31, 2012:

	Value of Unvested Stock Options ($)	280G Excise Tax and Gross-up Payment ($)	Total Payments and Value of Equity Awards ($)
John J. Joyce	—	—	—
Ramdas Rao	—	—	—
Mark L Fidler	—	—	—

None of the stock options of our Named Executive Officers that would become exercisable or vested as a result of a change in control as of December 31, 2012 had intrinsic value since the closing stock price on that date was $3.01 per share and all such option have a higher exercise price.

Automatic Acceleration of Vesting upon an Involuntary Termination Following a Change of Control. Assuming the employment of our Named Executive Officers was terminated involuntarily and without cause, or such officers resigned with good reason, during the 12 months following a change of control occurring on December 31, 2012, in accordance with the terms of the employment agreements with the Named Executive Officers, our Named Executive Officers would be entitled to cash payments in the amounts set forth opposite their names in the below table, subject to any deferrals required under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) as well as acceleration of vesting for outstanding equity awards, as set forth in the below table. The following table summarizes the value of compensation and benefits payable and intrinsic value (that is, the value based upon our closing stock price on December 31, 2012 of $3.01, less any applicable exercise price) of stock options that would become exercisable or vested as a result of a termination occurring immediately following a change of control as of December 31, 2012.

						Total
				Accrued	Value of	Payments and
			Continuation	Vacation	Unvested	Value of
	Base Salary	Bonus	of Benefits	Pay	Stock Options	Equity Awards
	($)	($)	($)	($)	($)	($)

John J. Joyce, Chairman of the Board, Chief Executive Officer, President and Director	759,000	—	56,746	14,596	—	830,342
Ramdas Rao, Chief Technology Officer and Senior Vice President	280,000	—	14,813	5,385	—	300,198
Mark L. Fidler, Chief Financial Officer, Treasurer and Vice President	250,000	—	14,813	4,808	—	268,564

COMPENSATION OF DIRECTORS

We paid each independent director $15,000 per annum for service on our Board of Directors in 2012. In addition, the Chairman of the Audit Committee received $11,000, and the Chairman of the Compensation Committee received $6,000.  Each Director is entitled to an additional $1,500 in respect of any meeting of the Board that such director attends, other than the customary quarterly Board meetings.  In addition, each independent director on any of the Audit, Compensation and Nominating and Governance Committees is entitled to an additional $1,000 per meeting of such committee that such director attends.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2012.

	Fees Earned or	Option
	Paid in Cash	Awards		Total
Director Name	($)	($)(1)		($)

Michael L. Widland	24,500	9,166	(2)	33,666
D. Howard Pierce	18,500	9,166	(2)	27,666
Thomas Michael Higgins	29,500	13,749	(2)	43,249
Francesca E. Scarito	19,500	9,166	(2)	28,666
Shad L. Stastney	—	—		—

(1)
Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to stock options granted during 2012 under our 2002 Non-Employee Directors Stock Option Plan. The assumptions used to calculate the fair value of stock options granted are set forth in Note 10 (Stock Based Compensation) to our financial statements, which are included in the Annual Report on Form 10-K. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise.

(2)	Represents the grant date fair value of 36,000 stock options at an exercise price of $3.50 per share,

INFORMATION RELATING TO EXECUTIVE OFFICERS WHO ARE NOT DIRECTOR NOMINEES

Below is certain information relating to the executive officers of the Company who are not also members of the Board of Directors or director nominees:

Mark L. Fidler, age, 42, has been our Principal Financial Officer and Vice President since June 2011 and our Chief Financial Officer since August 4, 2011.  Mr. Fidler has also served as our Treasurer since August 15, 2011. Prior to joining our company, Mr. Fidler spent ten years at Evergreen Solar Inc. in positions of increasing responsibility, first as Corporate Controller from 2001 to 2006 and most recently as Vice President of Finance and Treasurer. While at Evergreen Solar, Mr. Fidler was responsible for developing and implementing corporate-wide accounting and finance infrastructure and internal controls to support the Company’s world-wide expansion to over $330 million in revenue. Mr. Fidler also was responsible for worldwide Information Technology and Investor Relations and played key roles in securing almost $1 billion in financing during his tenure with Evergreen Solar. Prior to his tenure at Evergreen Solar, Mr. Fidler held various senior finance roles at The Boston Consulting Group from 1998 to 2001 and Hampshire Chemical, a division of Dow Chemical, from 1996 to 1998. From 1992 to 1995, Mr. Fidler was with the audit practice of Coopers & Lybrand.

Ramdas Rao, age 48, has been our Chief Technology Officer since September 2006 and Senior Vice President since October 2010, has served as our Chief Technology Officer since July 2006 and served as our Chief Network Architect from September 2000 through July 2006. From March 2000 until September 2000, Mr. Rao was the Chief Information Officer at Mullen, a large advertising agency in North America. From November 1995 until February 2000, he was the President and Co-Founder of Gaialinks Inc., a company engaged in the development of network management software tools and providing network analysis and consulting services for large heterogeneous, multi-vendor, multi-protocol networks and systems. From January 1990 through November 1995, he was affiliated with Boston University where he was Associate Director (from January 1995 through November 1995) and a Network Systems Manager (from July 1990 through December 1994).

Michael Quarella, age 58, has been Vice President of Operations since March 2005 and Chief Operating Officer since November 14, 2012. From October 2003 until he joined the Company, Mr. Quarella was Director of Operations for Verso Technologies, formerly MCK Communications and has led a long distinguished career in start-up/development stage operations and manufacturing. Mr. Quarella has introduced risk management techniques in support of new product introduction practices to meet time-to-market, quality, and cost requirements at Ambient. Mr. Quarella is also responsible for developing and maintaining a highly responsive and dedicated Manufacturing and Development organization.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Relationships

We retain the law firm of Shipman & Goodwin LLP, of which Mr. Michael Widland, a non-employee director and chair of the Compensation Committee, is a partner, to perform legal services from time to time. We paid Shipman & Goodwin $394,153 and $179,000 for legal services rendered during 2011 and 2012, respectively.

Mr. Shad Stastney, a director, is a founding partner of Vicis Capital Master Fund, which holds, approximately 79.8% of our outstanding stock. The shares are held directly by Vicis Capital Master Fund, for which Vicis Capital LLC acts as investment advisor. Vicis Capital LLC may be deemed to beneficially own the shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by virtue of the voting and dispositive power over such shares granted by Vicis Capital Master Fund to Vicis Capital LLC. The voting and dispositive power granted to Vicis Capital LLC by Vicis Capital Master Fund may be revoked at any time.

Registration Rights

In connection with the purchase of certain of our securities, we have granted Vicis registration rights for our common stock, including shares which may be issued upon conversion of debentures or exercise of warrants.

These registration rights are set forth in the registration rights agreement, dated July 31, 2007, as amended on November 1, 2007, January 15, 2008, April 23, 2008 and November 21, 2008, and the registration rights agreement dated November 16, 2009, in each case, between us and Vicis and, in some circumstances, in warrants issued by us. The following description of the terms of the registration rights agreements and amendments is intended as a summary only and is qualified in its entirety by reference to the registration rights agreements and amendments filed as exhibits to the Annual Report on Form 10-K.

Demand Registration Rights.  Vicis may, pursuant to a registration rights agreement dated July 31, 2007, which was amended by a debenture amendment agreement, dated November 21, 2008 between us and Vicis and a registration rights agreement dated November 16, 2009 between us and Vicis, request that we register certain registrable shares, including shares issuable upon conversion of notes and exercise of warrants, for sale under the Securities Act. Pursuant to this agreement, we will be required to file a registration statement covering such registrable securities within 120 days of Vicis’ request.

Piggyback Registration Rights. In the event that we propose to register any of our securities under the Securities Act of 1933, as amended (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4 or any successor forms then in effect), we are required to include in these registrations all securities with respect to which we have received written requests for inclusion under our registration rights agreements, subject to certain limitations.

Expenses of Registration. We will pay all registration expenses, other than underwriting discounts and commissions and any transfer taxes related to any registration.

Indemnification. The registration rights agreements contain indemnification provisions pursuant to which we are obligated to indemnify the selling stockholders and any person who might be deemed to control any selling stockholder in the event of violation of securities laws or untrue or alleged untrue statement of material fact attributable to us contained in the registration statement, any prospectus or form of prospectus or in any amendment or supplement thereto. The registration rights agreements require that, as a condition to including their securities in any registration statement filed pursuant to demand or piggyback registration rights, the selling stockholders indemnify us for material misstatements or omissions attributable to them.

Additionally, the holders of certain warrants are entitled to registration rights with respect to the shares of our common stock issuable upon exercise of the warrants. Pursuant to the terms of these warrants, in the event that we propose to register any of our securities under the Securities Act (other than on a registration statement on Form S-4, S-8 or other limited purpose form), we are required, subject to certain limitations, to include in the registration statement all shares of our common stock issuable upon exercise of the warrants with respect to which we have received written requests for inclusion of such shares under our warrants. As of December 31, 2012, an aggregate amount of 133,929 shares of our common stock are issuable upon exercise of warrants containing these registration rights.

Employment Agreements

We have entered into employment agreements with Messrs. Joyce, Rao and Fidler. See “Executive Compensation — Employment Agreements” for additional information.

Policy for Approval of Related Party Transactions

The charter of our audit committee requires it to review our policies and procedures for reviewing and approving or ratifying “related person transactions” and to recommend any changes to our Board of Directors. In accordance with NASDAQ rules, the audit committee must conduct appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. The audit committee has not adopted policies or procedures for review of, or standards for approval of, these transactions.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2012, certain information relating to the Company’s equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance (c)
Equity compensation plan approved by security holders	3,261,182		$7.53	4,238,818	(2)
Equity compensation plan not approved by security holders	15,000	(1)	$12.10	––
Total	3,276,182		$7.55	4,238,818

(1)
Comprised of (i) 10,000 shares of Common Stock issuable upon the exercise of non-plan options issued in October 2010 to a consultant and are exercisable through October 18, 2016, at a per share exercise price of $12.00 and (ii) 5,000 shares of Common Stock issuable upon the exercise of non-plan options issued in October 2010 to a consultant  and are exercisable through October 20, 2016, at a per share exercise price of $12.30.

(2)
Comprised of (i) 145,718 shares of Common Stock available for issuances under the Company’s 2000 Equity Incentive Plan, (ii) 131,600 shares of Common Stock available for issuances under the 2002 Directors Plan, and (iii) 3,961,500 shares of Common Stock available for issuances under the 2012  Stock Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than ten percent (10%) of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on review of the copies of such forms received by the Company or written representations from certain reporting persons, except as described below, we believe that during, and with respect to, the year ended December 31, 2012, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Each of Michael Widland, Howard D. Pierce, Thomas Higgins and Francesca Scarito, our non-employee directors failed to timely file a Form 4 with respect to the grant of an option award on December 19, 2012. The same individuals filed such information on Forms 4 with the SEC on April 9, 2013.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named below have been nominated for election as directors by the Board of Directors. If elected, each nominee will hold office until the 2014 Annual Meeting of the stockholders and until his or her successor is duly elected and qualified.

It is the intention of the persons named in the proxy to vote FOR the election of the six persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
John J. Joyce(1)	61	Chairman of the Board, CEO, President and Director	2001
Michael Widland(2)	72	Director	2000
D. Howard Pierce(3)(4)	71	Director	2004
Thomas Michael Higgins(3)(4)	57	Director	2006
Shad Stastney(1)	43	Director	2008
Francesca E. Scarito(2)(3)	48	Director	2011

(1)	Member of the Finance Committee

(2)	Member of the Compensation Committee

(3)	Member of the Audit Committee

(4)	Member of the Nominating and Corporate Governance Committee

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

JOHN J. JOYCE has been the Chairman of the Board of Directors, Chief Executive Officer, and President since September 2001, and served as our Chief Operating Officer from November 2000 through August 2001. Since September 2010, Mr. Joyce has served on the Finance Committee. Prior to August 2011, Mr. Joyce also served as our Treasurer. From September 1996 to October 2000, Mr. Joyce served as Senior Vice President of ABB Financial Services Inc. and President of ABB Financial Consulting, the Americas, where he also led the global energy consulting practice within Financial Services. Mr. Joyce developed the Americas branch of ABB Financial Consulting, the financial management consultancy business of ABB Financial Services. From December 1993 to August 1996, Mr. Joyce served with The Capital Markets & Treasury Practice of Price Waterhouse LLP. Returning to the firm he had previously served for more than five years in the general audit practice, Mr. Joyce assumed the responsibilities of Manager, in which he advised corporations on a variety of business issues and strategies. Mr. Joyce was promoted to Director in June 1995. Mr. Joyce brings to our board significant experience in the energy industry and a deep knowledge of our business and our customers, and contributes a perspective based on his previous career in both finance and accounting.

MICHAEL WIDLAND has served on our Board of Directors since November 2000 and serves on the Compensation Committee as its chair (since March 2001). Mr. Widland has been actively practicing law since 1965 and is presently a partner at Shipman & Goodwin LLP of Stamford, Connecticut. Mr. Widland practices in the areas of commercial and corporate transactions, including financing. He is a former Connecticut Chairman of the Public Contract Section and Business Law Section of the American Bar Association and a member of the Association of Commercial Finance Attorneys. Mr. Widland’s academic degrees combined with his extensive professional experience in corporate law provide our board with valuable resources in its work to ensure that we comply with rules and regulations applicable to us.

D. HOWARD PIERCE has served on our Board of Directors since November 2004 and serves on the Audit Committee (since November 2004) and Nominating and Corporate Governance Committee as its chair (since July 2011). Until his retirement in June 2001, he served as President and CEO of ABB, Inc., a $5 billion U.S. subsidiary of global industrial, energy and automation provider ABB, Ltd. Prior to assuming leadership of ABB, Inc., Mr. Pierce served in a number of key executive positions, including President of ABB’s Steam Power Plants and Environmental Systems and President of ABB China Ltd. In addition to serving on our board, Mr. Pierce serves on the board of directors of Harsco Corporation, a publicly traded, New York Stock Exchange-listed company, where he also serves as chairman of the Audit and Compensation Committees. Mr. Pierce’s executive experience in the international business community with a specific focus on serving the utility industry while at ABB provides our board with a business perspective and insight that is beneficial to our company.

THOMAS MICHAEL HIGGINS has served on our Board of Directors since September 2006 and serves on the Audit Committee as its chair (since September 2006) and the Nominating and Corporate Governance Committee (since July 2011). Mr. Higgins has served as the Senior Vice President of Finance and Chief Financial Officer of the College Board since June 2003. Prior to the College Board, Mr. Higgins was a partner in the New York City accounting firm of Silverman Linden Higgins LLP from February 1993 to June 2003. Mr. Higgins also worked in the New Jersey offices of Coopers & Lybrand LLP from January 1992 to January 1993 and at Ernst & Young LLP from 1977 to 1991. Mr. Higgins is a member of the American Institute of Certified Public Accountants as well as the New Jersey and New York State Society of Certified Public Accountants. Mr. Higgins’ extensive experience as a certified public accountant was instrumental in his appointment to the Audit Committee and provides our board with a critical accounting perspective.

SHAD L. STASTNEY has served on our Board of Directors since June 2008. He has also served on the Finance Committee since September 2010 and as its chair since August 2011. Mr. Stastney is a founding partner of Vicis Capital, LLC, the investment advisor to Vicis Capital Master Fund, or Vicis, a multi-strategy hedge fund. Mr. Stastney has served as Chief Operating Officer of Vicis Capital since June 2004. Prior to Vicis Capital, from July 2001 through May 2004, Mr. Stastney served in the same capacity at Victus Capital. Before Victus Capital, Mr. Stastney was a Director at Credit Suisse First Boston in New York. Mr. Stastney currently serves on the boards of directors of China Hydroelectric Corp., China New Energy Group Company, OptimizeRx Corporation, The Amacore Group, Inc., Master Silicon Carbide Industries, Inc., Deer Valley Corporation, Infusion Brands International, Inc., and Zurvita Holdings, Inc. and formerly served on the board of MDWerks, Inc. and Medical Solutions Management, Inc. Mr. Stastney’s background and experience provide management and the Board with significant experience in growing companies.

FRANCESCA E. SCARITO has served on our Board of Directors since June 2011 and serves on the Audit Committee (since July 2011) and Compensation Committee (since July 2011). Ms. Scarito is President of RS Finance & Consulting, LLC, a boutique investment bank located in Boston, Massachusetts. Ms. Scarito has been an investment banker for over 20 years and has extensive experience in private capital, equity capital markets and mergers and acquisitions. Prior to joining RS Finance & Consulting, LLC in April 2009, Ms. Scarito was a Managing Director of Canaccord Adams Inc. from May 2007 through October 2008. Ms. Scarito also was a Managing Director at Legacy Partners Group LLC from July 2004 through February 2007 and at its successor Friedman Billings Ramsey from February 2007 through April 2007. Ms. Scarito’s extensive experience advising corporate executives and boards of directors on strategic initiatives, financings and capital markets strategy makes her a valuable, objective resource for our company on these matters.

            There are no family relationships between any of the above executive officers or directors or any other person nominated or chosen to become an executive officer or a director. Pursuant to the terms of the employment agreement between us and Mr. Joyce, so long as the employment agreement remains in effect, Mr. Joyce will be nominated to the Board of Directors as part of management’s slate of directors. Additionally, pursuant to the terms of a securities purchase agreement, dated July 31, 2007, between us and Vicis, so long as Vicis’ fully diluted ownership of the company is 10% or greater, Vicis is entitled to designate one member to our Board of Directors.

All directors hold office until the next Annual Meeting of stockholders and the election and qualification of a successor.

  ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD MEETINGS

The Board met formally six times during the year ended December 31, 2012. No director who served during 2012 attended fewer than 75% of the meetings of the Board or of the committees of the Board of which such director was a member.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings. Except for Mr. Joyce, none of the directors attended the 2012 Annual Meeting of Stockholders.

CODE OF ETHICS

Our Board of Directors has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Business Conduct and Ethics is posted on the investor relations section of our website, which is located at www.ambientcorp.com. We intend to post on our website any amendments to the Code of Business Conduct and Ethics, or any waiver of its requirements.

We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request in writing to Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459. Attn: Secretary.

BOARD LEADERSHIP STRUCTURE

Mr. Joyce has served as Chief Executive Officer and Chairman since September 2001. The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Joyce, is appropriate at this time and provides the most effective leadership for Ambient in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Joyce allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our independent Board members. Given Mr. Joyce’s past performance in the roles of Chairman of the Board and Chief Executive Officer, at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

BOARD COMMITTEES

The Company’s board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, with each comprised of independent directors. Our board of directors has also established a finance committee. Each committee operates under a charter that has been approved by our board of directors. Copies of our committee charters are available, without charge, upon request in writing to Ambient Corporation, 7 Wells Avenue, Newton, Massachusetts 02459, Attn: Secretary and are posted on the investor relations section of our website, which is located at www.ambientcorp.com.

Audit Committee

The members of our audit committee are Messrs. Higgins and Pierce and Ms. Scarito. The Board of Directors has also determined that each member of the audit committee is an “independent director” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. Higgins is the chair of the audit committee, and the Board of Directors believes that Mr. Higgins qualifies as an “audit committee financial expert” as defined in the rules of the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Higgins’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Higgins any duties, obligations or liability that is greater than is generally imposed on him as a member of the audit committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.

During 2012, the audit committee met five times.

The audit committee’s responsibilities include the following:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	discussing our risk management policies;
●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
●	meeting independently with our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

Compensation Committee

The members of our compensation committee are Mr. Widland and Ms. Scarito. Mr. Widland is the chair of the compensation committee.

The compensation committee met twice during 2012.

The compensation committee’s responsibilities include the following:

●	reviewing and approving, or making recommendations to our board with respect to the compensation of our executive officers;
●	overseeing an evaluation of our senior executives;
●	reviewing and making recommendations to our board with respect to cash and equity incentive plans;
●	administering our equity incentive plans;
●	reviewing and making recommendations to our board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure as and when required by SEC rules; and
●	preparing the annual compensation committee report required by SEC rules.

Our executive officers receive a compensation package consisting of base salary, cash bonuses, long-term equity awards, and participation in benefit plans generally available to all of our employees including Simple IRA, 401K, life, health, disability and dental insurance. We have chosen these elements of compensation to create a flexible package that reflects the long-term nature of our business and can reward both short and long-term performance of the business and of each executive officer. We also enter into employment agreements with our executive officers that provide for certain severance benefits upon termination of employment following a change of control of the Company.

In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

●	recommendations from the Chief Executive Officer based on individual executive performance and appropriate benchmark data;
●	ensuring compensation levels reflect the Company’s past performance and expectations of future performance;
●
ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well-qualified executives; and

●	ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

The Compensation Committee sets target and actual compensation for our Chief Executive Officer using the same considerations it uses for other executive officers.

The Compensation Committee periodically engages a consulting company to obtain market data and information on compensation trends regarding executive and director compensation. In 2011, the Compensation Committee retained the executive compensation consulting company, Navigator Advisors LLC (“Navigator”), to provide such information that the Company considered as a market check on pay levels for our executive management team. Navigator did not provide any additional services to the Company during 2012. The Compensation Committee has reviewed the nature of the relationship between itself and Navigator, including all personal and business relationships between the committee members, Navigator and the individuals who provided advice to the Compensation Committee. Based on its review, the Compensation Committee did not identify any conflicts of interest in the engagement of Navigator as a compensation consultant.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Messrs. Pierce and Higgins. Mr. Pierce is the chair of the nominating and corporate governance committee.

The nominating and corporate governance committee met once during 2012.

The nominating and corporate governance committee’s responsibilities include the following:

●	identifying individuals qualified to become members of our board;
●	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;
●	reviewing and making recommendations to our board with respect to management succession planning;
●	developing and recommending to our board corporate governance principles; and
●	overseeing an annual evaluation of our board.

While the nominating and corporate governance committee does not have a formal policy with respect to diversity, the Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board of Directors, the nominating and corporate governance committee considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Finance Committee

The members of our finance committee are Mr. Joyce and Mr. Stastney. Mr. Stastney is the chair of the finance committee.

The finance committee met six times during 2012.

The finance committee’s responsibilities include the following:

●	reviewing the finance policies and strategies used by our company to achieve our objectives, including the performance of, and risk relating to, such policies and strategies;
●	reviewing the investment policies and strategies used by our company to achieve our objectives, including the performance of, and risk relating to, such policies and strategies; and
●
considering both the ongoing financing needs of our company and alternative financing mechanisms available to our company, as well as, making recommendations to the board of directors regarding the implementation of appropriate financing mechanisms.

Our board of directors may from time to time establish other committees.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board of Directors reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the audit committee as the Board committee with general risk oversight responsibility. The audit committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF THE AUDIT COMMITTEE

The audit committee met and held discussions with management and PricewaterhouseCoopers LLP. The audit committee reviewed and discussed the audited financial statements for 2012 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.

The Company’s independent registered public accounting firm also provided to the audit committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”  The audit committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the audit committee’s review and discussions described above, the audit committee recommended to the Board of Directors that the Company’s audited financial statements for 2012 be included in the Company’s Annual Report on Form 10-K for 2012 filed with the SEC.

Dated: February 12, 2013

SUBMITTED BY THE AUDIT COMMITTEE:

D. HOWARD PIERCE
THOMAS MICHAEL HIGGINS
FRANCESCA E. SCARITO

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

DIRECTOR INDEPENDENCE

Our Board of Directors has determined that four of our six directors are independent directors within the meaning of the independence requirements of the NASDAQ Listing Rules. The independent directors are Messrs. Pierce, Higgins, Widland and Ms. Scarito.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

    Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

   The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Joyce, Rao and Fidler. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

   As described in this Proxy Statement, our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

   The 2012 compensation levels were set having regard to: (a) market rates for executives, (b) executives achieving efficient management of the business and controlling costs, to the extent possible, (c) demonstrating integrated management teamwork, and (e) showing effort, commitment and effectiveness in reaching the goals set by the Board of Directors.

   The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company or our Board or the Compensation Committee of our Board.

   Accordingly, we ask our stockholders to vote on the following resolution at our annual meeting:

   “RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2012 Summary Compensation Table and the other related tables and disclosure.”

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

    Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to stockholder vote to determine whether the stockholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

   Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

   The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Stockholders should consider the value of having the opportunity every year to voice their opinion on the Company’s executive compensation through an advisory vote, weighing that against the additional burden and expense to the Company and stockholders of preparing and responding to proposals annually, as well as the other means available to stockholders to provide input on executive compensation.

       After consideration, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the appropriate approach. The Company’s executive compensation program and policies are designed to balance current cash compensation with promoting long-term growth and performance of the Company. Changes in compensation structure, including those suggested by stockholders, would take time to implement, and evaluating the results of any such change would also take time and careful consideration. For these reasons, the Board believes that evaluating these programs every three years as opposed to more frequently is more appropriate. The Board also believes a three-year period will provide the Company with adequate time to engage stockholders and respond to “say-on-pay” vote results. Before you vote, we encourage you to consider the following:

● Our executive compensation programs have consistently and effectively upheld our compensation philosophy by providing competitive pay for our named executive officers only when they have created or preserved shareholder value, creating a balanced focus for our executives on profitability and stability, and assuring that executives drive efficiencies by using capital judiciously.

● We have a consistent record of full and transparent disclosures regarding our compensation programs and the amounts paid to our executive officers.

       The Board is not bound by this non-binding advisory stockholder vote; however, it will give significant weight to stockholder preferences on this matter.

       The proposal is set forth in the following resolution:

        RESOLVED, that a non-binding advisory vote of the stock holders of the Company to approve the compensation of the named executive officers shall be held (a) every year, (b) every two years, or (c) every three years.

   The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board.

    Shares represented by proxies that are marked to indicate abstentions from this proposal and broker non-votes with respect to this proposal will not affect its outcome. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” a frequency of “three years” for future advisory votes regarding executive compensation.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT  STOCKHOLDERS VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

INFORMATION RELATING TO AUDITORS

       The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ending December 31, 2013. PwC served as the Company’s independent public accounting firm for the year ending December 31, 2012.

        Representatives of PWC are not expected to be present at our annual meeting and will not be available to respond to appropriate questions. If they are present, they will have the opportunity to make a statement if they desire to do so.

On June 8, 2012, the Audit Committee dismissed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) as its independent registered public accounting firm. Rotenberg served as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ended December 31, 2011. The reports of Rotenberg on the financial statements of the Company for the year ending December 31, 2011 and through March 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ending December 31, 2011 and the subsequent interim period through the dismissal of Rotenberg, there have been no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Rotenberg would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the year ending December 31, 2011 and the subsequent interim period through the dismissal of Rotenberg, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The following table presents fees for professional services rendered by Rotenberg and PwC for the audit of the Company’s annual financial statements for 2011 and 2012. No other fees were billed, nor were other services rendered, by either Rotenberg or PwC during 2011 and 2012, other than what is shown in the following table:

Type of Service/Fee	Fiscal Year 2011	Fiscal Year 2012
	Rotenberg	Rotenberg	PwC
Audit Fees (1)	$105,000	$128,522	$436,318
Audit-Related Fees (2)	43,085	6,249	-
Tax Fees			2,202
All Other Fees (3)	20,000	9,949	-
Total	$168,085	$144,720	$438,520

———————
(1)
Audit Fees consist of fees for professional services rendered for the audit of our financial statements included in the Annual Report on Form 10-K and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements. In 2012 these fees were related to the restatement of our financial statements as described in our Annual Report on form 10-K for the year ended December 2012.

(2)
Audit Related Fees consist of assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.  In 2012, these fees were related to the proxy and registration statement filings.

(3)
All Other Fees consist of fees for professional services rendered regarding the calculation of the Internal Revenue Service Section 382 limitation and determination of the amount of net operating loss carryforwards that are available.

The Audit Committee reviews non-audit services rendered for each year and determines whether such services are compatible with maintaining the accountants’ independence. The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent public accountants are permitted to perform for the Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accountants and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for, among other things, the annual financial statement audit engagement.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2014 Annual Meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than December 23, 2013. Appropriate stockholder proposals submitted outside of Rule 14a-8 must be received by the Company at its principal executive offices by March 8, 2014. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2014 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company does not intend to engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459 or by calling us at (617) 332-0004.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement and the Notice of Annual Meeting of Stockholders and related notices to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Investor Relations, Ambient Corporation, 7 Wells Avenue, Suite 11, Newton, MA 02459 or by calling us at (617) 332-0004.

By Order of the Board of Directors

/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer and President

April 23, 2013

AMBIENT CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 6, 2013 AT 10:00 AM
CONTROL ID:
REQUEST ID:

The undersigned stockholder of AMBIENT CORPORATION hereby appoints John J. Joyce and Mark L. Fidler, and each of them, proxies with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on April 19, 2013, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (“Meeting”) to be held Thursday, June 6, 2013, at 85 Wells Avenue, First Floor Auditorium, Newton, MA 02459 commencing at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/AMBT
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF AMBIENT CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified		☐	☐
	John J. Joyce				☐
	Michael Widland				☐	CONTROL ID:
	D. Howard Pierce				☐	REQUEST ID:
	Thomas Michael Higgins				☐
	Shad Stastney				☐
	Francesca E. Scarito				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers		☐	☐	☐

Proposal 3		à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To determine, in a nonbinding advisory vote, the frequency of the non-binding resolution to approve the compensation of our named executive officers every year, every two years or every three years		☐	☐	☐	☐

Proposal 4
To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2 FOR "3 YEARS" FOR PROPOSAL 3.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)